Exhibit 10.7

August 6, 2018

Via Electronic Mail and First Class Mail

Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Attention: Michael Konig
Email: mkonig@bluerockre.com

Bluerock Real Estate Holdings, LLC

712 Fifth Avenue, 9th Floor

New York, New York 10019

Attention: Michael Konig
Email: mkonig@bluerockre.com

Re:	Notice of Renewal of Administrative Services Agreement dated October 31, 2017 (the “Agreement”), by and between Bluerock Real Estate, L.L.C. (“BRRE”) and Bluerock Real Estate Holdings, LLC (“BREH,” and together with BRRE, the “Bluerock Entities”), and Bluerock Residential Growth REIT, Inc. (the “REIT”), Bluerock Residential Holdings, L.P. (the “OP”), Bluerock TRS Holdings, LLC (the “TRS”), and Bluerock REIT Operator, LLC (“REIT Operator,” and together with the REIT, the OP and the TRS, the “Company”).

Gentlemen:

The Company hereby notifies the Bluerock Entities that pursuant to Section 9.1 of the Agreement, the Company elects to renew the Agreement for an additional one-year term, to expire on October 31, 2019.

Please let me know if you have any questions.

Sincerely,

/s/ Jordan B. Ruddy

Jordan B. Ruddy
Chief Operating Officer and President
Bluerock Residential Growth REIT, Inc.

Cc:	R. Ramin Kamfar (via email)